UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	September 6, 2011

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000,
San Diego, California 92126-4202
(Address of Principal Executive Offices)

(858) 549-6340

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 21, 2011, RF Industries, Ltd., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the completion on June 15, 2011 of the previously announced merger of Cables Unlimited, Inc., a New York corporation, with and into a wholly-owned subsidiary of the Company.  In response to Items 9.01(a) and 9.01(b) of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) to Form 8-K.  This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.  The information reported in the Initial Report is incorporated by reference into this Amendment.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of Cables Unlimited, Inc. as of and for the year ended December 31, 2010 are attached as Exhibit 99.2 to this Amendment.

The unaudited financial statements of Cables Unlimited, Inc. as of April 30, 2011 and for the six months ended April 30, 2011 and 2010 are filed as Exhibit 99.3 to this Amendment.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the Company’s acquisition of Cables Unlimited, Inc. is attached as Exhibit 99.4 to this Amendment.  The pro forma unaudited financial statements are presented for illustrative purposes only. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d)           Exhibits.

Exhibit No.	Description
10.1
Agreement and Plan of Reorganization by and among RF Industries, Ltd., CUI Acquisitions, Inc., Cables Unlimited, Inc., and Darren Clark (previously filed by the Company on June 7, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, and incorporated herein by reference).

23.1	Consent of J.H. Cohn LLP.*

99.1	Press Release issued by RF Industries, LTD on June 21, 2011.

99.2	Audited consolidated financial statements of Cables Unlimited, Inc. as of and for the year ended December 31, 2010.*

99.3	Unaudited interim condensed consolidated financial statements of Cables Unlimited, Inc. as of April 30, 2011 and for the six months ended April 30, 2011 and 2010.*

99.4
Unaudited pro forma condensed combined balance sheet as of April 30, 2011 and the related unaudited pro forma condensed combined statements of income for the year ended October 31, 2010 and for the six months ended April 30, 2011, and the notes related thereto.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2011

	By:	/s/ HOWARD HILL
Howard Hill
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of J.H. Cohn LLP

99.1	Press Release issued by RF Industries, LTD on June 21, 2011

99.2	Audited balance sheet of Cables Unlimited, Inc. as of December 31, 2010 and the related audited statements of income, equity and cash flows for the year then ended and the notes related thereto.

99.3
Unaudited interim condensed consolidated balance sheet of Cables Unlimited, Inc. as of April 30, 2011 and audited balance sheet as of December 31, 2010 and the related unaudited interim condensed consolidated statements of operations and cash flows for the six months ended April 30, 2011 and 2010.

99.4
Unaudited pro forma condensed combined balance sheet as of April 30, 2011 and the related unaudited pro forma condensed combined statements of income for the year ended October 31, 2010 and for the six months ended April 30, 2011, and the notes related thereto.